Exhibit 99.2

      Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com/4q03pr.htm) on October 28, 2003



                       IEC ELECTRONICS CORP - CONSOLIDATED
                                 BALANCE SHEETS
                          SEP 30, 2003 AND SEP 30, 2002
                                           SEP 30, 2003         SEP 30, 2002
          ASSETS
CURRENT ASSETS
  Cash                                     $   793,341          $         -
  Accounts Receivable                        4,003,641            5,479,572
  Inventories                                1,633,119            3,411,905
  Deferred Income Taxes                        250,000                    -
  Other Current Assets                         329,234              186,452
  Current Assets - Discontinued Operations     121,466              347,822
                                       -------------------- --------------------
    Total Current Assets                   $ 7,130,801          $ 9,425,750
                                       -------------------- --------------------
  PROPERTY, PLANT & EQUIPMENT                3,173,090            4,333,330
  PREPAID DEBT ACQUISITION                     202,189                    -
  ASSETS HELD FOR SALE                               -              497,001
  LONG TERM ASSET DISCONTINUED OPERATION             -              809,166
                                       -------------------- --------------------
                                           $10,506,081          $15,065,246
                                       ==================== ====================

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term
   Liabilities                           $  1,375,704         $  3,128,189
  Accounts Payable                          2,740,599            6,250,335
  Accrued Payroll and Related Taxes           794,078              697,077
  Other Accrued Expenses                      674,948            1,496,434
  Liabilities from Discontinued Operations    216,069            1,425,497
                                       -------------------- --------------------
    Total Current Liabilities               5,801,398           12,997,551
                                       -------------------- --------------------

LONG TERM VENDOR PAYABLE                      399,253                    0
LONG TERM DEBT - TERM                         891,662            1,268,000
                                       -------------------- --------------------
LONG TERM DEBT - TOTAL                      1,290,916            1,268,000

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,021,960 shares              80,220               76,921
  Treasury Stock                              (11,460)             (11,460)
  Additional Paid-in Capital               38,478,607           38,418,041
  Retained Earnings                       (35,042,169)         (37,639,295)
  Cumulative Translation Adj                  (91,430)             (44,511)
                                       -------------------- --------------------
    Total Shareholders' Equity              3,413,767              799,696
                                       -------------------- --------------------
                                           10,506,081           15,065,246
                                       ==================== ====================


                       IEC ELECTRONICS CORP - CONSOLIDATED
                    STATEMENT OF INCOME AND RETAINED EARNINGS
       QUARTER TO DATE FOR SEP 30, 2003 AND YEAR TO DATE FOR SEP 30, 2003
                                       ACTUAL             PRIOR             ACTUAL             PRIOR
                                      QUARTER            QUARTER             YTD                YTD
                                    SEP 30, 2003       SEP 30, 2002       SEP 30, 2003       SEP 30, 2002
Net Sales                             9,101,019          8,640,397         48,200,501         39,365,472

Cost of Sales                         8,214,373          6,869,872         43,271,087         37,068,428
                                 ------------------ ------------------ ------------------ ------------------
 Gross Income                           886,646          1,770,525          4,929,414          2,297,044

Less: Operating Expenses
  Selling and Administrative            477,776            589,443          2,918,843          4,209,552
  Restructuring                               -           (234,429)           (63,300)           213,809
  Asset Impairment Writedown                  -                  -                  -            900,000
                                 ------------------ ------------------ ------------------ ------------------
Total Operating Expenses                477,776            355,014          2,855,542          5,323,362
                                 ------------------ ------------------ ------------------ ------------------

Net Income before Other Income          408,870          1,415,510          2,073,871         (3,026,318)

Other Income
  Interest and Financing Expense       (105,467)          (254,323)          (641,610)          (932,013)
  Life Insurance Proceeds                     -                  -                  -                  0
  Misc. Income                           12,000            233,191            720,835            187,702
                                 ------------------ ------------------ ------------------ ------------------

(Loss) Income from Continuing
   Operations Before Taxes              315,403          1,394,378          2,153,096         (3,770,629)


  Provision for Income Tax             (260,000)                 -           (260,000)                 -
                                 ------------------ ------------------ ------------------ ------------------

(Loss) Income from Continuing
  Operations                            575,403          1,394,378          2,413,096         (3,770,629)
                                 ------------------ ------------------ ------------------ ------------------
Income from Discontinued
  Operations                                  -            490,074            184,030         (7,208,000)
                                 ------------------ ------------------ ------------------ ------------------
Net Income                              575,403          1,884,452          2,597,126        (10,978,735)
                                 ================== ================== ================== ==================



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